Walgreens-Alliance Boots Investor Call August 6, 2014 Exhibit 99.1

Rick Hans, CFA
Divisional Vice President, Investor Relations & Finance, Walgreens
Questions & Answers
Greg Wasson
President & Chief Executive Officer, Walgreens
Alliance Boots Step 2 Update
Global Management Structure
Corporate Structure
Fiscal Year 2016 Goals
Cost Reduction Program
Capital Structure
Near Term Outlook
Long Term Opportunities
Introduction & Safe Harbor
Greg Wasson
Stefano Pessina

Investor Call Agenda
Stefano Pessina
Executive Chairman, Alliance Boots
Introducing:
Tim McLevish
EVP & Chief Financial Officer, Walgreens
Global Outlook and
Opportunities

Certain statements and projections of future results made in these presentations constitute forward-looking statements that are based on current market, competitive and regulatory expectations that involve risk and uncertainty that could cause results to vary materially. Except to the extent required by the law, we undertake no obligation to update publicly any forward-looking statement after these presentations, whether as a result of new information, future events, changes in assumptions or otherwise.
Please see our latest Form 10-K &10-Q filings for a discussion of risk factors as they relate to forward-looking statements.
Today’s presentation includes certain non-GAAP financial measures, and we refer you to the Appendix to the presentation materials available on our investor relations website for reconciliations to the most directly comparable GAAP financial measures and related information.
Safe Harbor and Non-GAAP

Walgreens-Alliance Boots Investor Call Greg Wasson President & CEO, Walgreens August 6, 2014

Walgreens
pharmacy
Walgreens
Alliance Boots
pharmacy
Boots

Walgreens to Combine with Alliance Boots
Walgreens exercises option to acquire remaining 55% of Alliance Boots
Transaction expected to close in 1 quarter of calendar year 2015

New holding company name to be Walgreens Boots Alliance, Inc.
st
†
†
Forward-Looking Statements – See Cautionary Note in attached Appendix

Procurement
Prescription drugs
Branded goods
Private brands
Indirect spend
Revenue Enhancing
Beauty
Own brands
Wellness solutions
Best & Next Practices
Store formats
Loyalty
E-commerce
Pharmacy
Walgreens Today Combined Vision
US Pharmacy:
Health & Daily Living
Global Pharmacy:
Health & Wellbeing
Global Wholesale &
Distribution
Compelling Strategic and Financial Rationale

COMPLEMENTARY CAPABILITIES & ASSETS
REVENUE & PROFIT POOL DIVERSIFICATION
SUBSTANTIAL SYNERGY POTENTIAL
PLATFORM FOR FUTURE GROWTH

Employees 350,000
Stores ~11,000*
Distribution Centers 370
Global Pharmacy Distribution Points ~180,000
Global Healthcare Service Providers ~92,000
Active Loyalty Members ~100,000,000
Leader on a Global Scale
Our Combined Assets
*Excludes the pending 1,400 store FASA acquisition by Alliance Boots

Step 1 Step 2
†
Total
†
Cash $4.0 B $5.3 B* $9.3 B*
Walgreens Shares Issued 83.4 M 144.3 M 227.7M
TERMS STEP TWO (Option Exercise)
†
Structure
•
Purchase of remaining 55% equity interest in Alliance Boots
Consideration
•
3.1 B Pounds Sterling ($5.3 B*)
•
Shares fixed at 144.3 M
•
WAG assumes outstanding Alliance Boots net debt
Timing
•
Option exercised on August 5, 2014
•
Expect to close in 1  quarter of calendar year 2015
Conditions
•
Subject to Walgreens shareholder approval
•
Subject to regulatory approvals
Step 2 - Transaction Terms
Forward-Looking Statements – See Cautionary Note in attached Appendix
Based on current $1.69 = £ 1 exchange rate

st
†
*

Title Name
President & CEO, Walgreens Boots Alliance, Inc.
Greg Wasson
Executive Vice Chairman, Strategy & New Market Development
Stefano Pessina
EVP, Walgreens Boots Alliance,
President & Chief Executive, Global Wholesale & International Retail
Ornella Barra
EVP, Walgreens Boots Alliance,
President of Pharma & Global Market Access
Jeff Berkowitz
EVP, Walgreens Boots Alliance, President, Walgreens
Alex Gourlay
EVP and Chief Financial Officer, Walgreens Boots Alliance
Tim McLevish
EVP, Walgreens Boots Alliance, President, Global Brands
Ken Murphy
EVP, Walgreens Boots Alliance, President, Boots
Simon Roberts
EVP, Global Chief Legal & Administrative Officer, Walgreens Boots Alliance
Tom Sabatino
EVP & Global Chief Information Officer, Walgreens Boots Alliance
Tim Theriault
EVP & Global Chief Human Resource Officer, Walgreens Boots Alliance
Kathleen Wilson-Thompson
Blended Management Team

Domicile of Combined Enterprise
Rationale of U.S. Domicile
Walgreens Boots Alliance, Inc.
U.S. Domicile
Global Headquarters in Chicago area
Walgreens Operational Headquarters Deerfield, IL
Boots Operational Headquarters Nottingham, U.K.
The Company and Board undertook a balanced, rigorous, and extensive analysis of the inversion question.
The Company and Board looked at the full range of issues, including the potential opportunities and benefits, as well as the risks associated with an inversion, and determined that an inversion was not in the long term best interests of our company and its shareholders.

11 Next Chapter Plan Differentiated Retail Experience Global Pharmaceutical Services Integrated Pharmacy and Health Care 3 Focus Areas to Accelerate Core Business Performance

FY 2016 Goals
†
Revenue*
$126 - $130 Billion
Adjusted EPS**
$4.25 - $4.60
†Forward-Looking Statements –
See cautionary note in attached Appendix.  All figures assume constant currency and current management assumptions regarding future interest rates.  Also assumes closing of Step 2 in the first calendar quarter of 2015.
All financial goals assume no major mergers and acquisitions or strategic transactions.
*Revenue excludes Alliance Boots share of associates and joint venture sales
**Non-GAAP Financial Measures – see Appendix.

Establishing New Fiscal 2016 Goals

Accelerating a broad $1B cost savings plan for Walgreens by
FY 2017
Additional cost savings opportunities beyond 2016 will come
from combined entity post integration
Cost Savings Plan

Key Areas of Cost Focus
Store Field Distribution Corporate

Invest in Core
Business
Pursue Strategic
Opportunities
Return Cash To
Shareholders
Maintain Strong
Balance Sheet and
Financial Flexibility
Investing across core businesses at suitable returns to drive organic growth
Balanced and disciplined approach to capital allocation
Returning cash to shareholders through dividends and share repurchases
Pursuing strategic opportunities, including mergers and acquisitions, that are consistent with our strategy, meet return requirements, and are accretive and drive long-term growth
Commitment to 30%-35% long-term dividend payout ratio
Increased quarterly dividend per share by 7.1% to $0.3375 per share
Pursue share repurchases with excess capacity
Capital Allocation Priorities
Capital Allocation Priorities
Commitment to solid investment grade credit ratings

Capital Structure
$3 billion repurchase program effective immediately through end of
Fiscal Year 2016

Metrics Expectations
†
Operating Income (GAAP)
Adjusted Gross Profit Margin*
Expected to be down Year over
Year similar to 3Q14
Synergies
Adjusted SG&A $ Growth*
Last Year’s 4Q included net gains
from certain litigation matters that
reduced adjusted SG&A $ growth
by 90bps
Net Debt**
~$X Billion
†Forward-Looking Statements –
See cautionary note in attached Appendix.
* Non-GAAP Financial Measures – See Appendix.

Near Term Outlook – 4Q14

Walgreens
Alliance Boots
AmerisourceBergen

balance
rewards

No7

Longer Term Opportunities
†
Additional Synergies
Aging Population
Owned Brand Expansion
Bigger in Beauty
Growth in Pharmacy,
Health and Wellness
International Expansion
†
Forward-Looking Statements – See Cautionary Note in attached Appendix

Global Outlook Stefano Pessina Executive Chairman, Alliance Boots August 6, 2014

Global Outlook Two Iconic Retail Pharmacy Brands Focused on Creating Shareholder Value 18

Appendix
The following information provides reconciliations of the supplemental non-GAAP financial measures, as defined under SEC rules, presented in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States (GAAP). The company has provided these non-GAAP financial measures in the presentation, which are not calculated or presented in accordance with GAAP, as supplemental information in addition to the financial measures that are calculated and presented in accordance with
GAAP.  These supplemental non-GAAP financial measures are presented because management has evaluated the company’s financial results both including and excluding the adjusted items and believes that the non-GAAP financial measures presented provide additional perspective and insights when analyzing the core operating performance of the Company’s business from period to period and trends in the company’s historical operating results. The company does not provide a non-GAAP reconciliation for non-GAAP estimates on a forward-looking basis where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. The supplemental non-GAAP financial measures presented should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented in the presentation.

4Q08 1Q09 2Q09 3Q09 4Q09
Net sales (GAAP) $  14,597 $  14,947 $  16,475 $  16,210 $  15,703
Gross profit (GAAP)
$    4,035 $    4,151 $    4,657 $    4,459 $    4,346
LIFO provision
24 43 49 32 48
Adjusted gross profit (Non-GAAP)
$    4,059 $    4,194 $    4,706 $    4,491 $    4,394
YOY Change
Gross profit $ (GAAP)
$        311
Gross profit % (GAAP)
Gross profit % 2-year stack (GAAP)
Adjusted gross profit $ (Non-GAAP)
$        335
Adjusted gross profit % (Non-GAAP)
Adjusted gross profit % 2-year stack
(Non-GAAP)
Gross profit margin (GAAP)
Year over year basis point impact
(GAAP)
Adjusted gross profit margin
(Non-GAAP)
Adjusted year over year basis point
impact (Non-GAAP)
Reconciliation of Adjusted Gross Profit & Margin

$ in Millions

1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Net sales (GAAP) $  16,364 $  16,987 $  17,199 $  16,870 $  17,344 $  18,502 $  18,371 $  17,967
Gross profit (GAAP) $    4,538 $    4,897 $    4,749 $    4,792 $    4,945 $    5,324 $    5,154 $    5,069
LIFO provision
34 27 18 61 42 56 50 60
Adjusted gross profit (Non-GAAP)
$    4,572 $    4,924 $    4,767 $    4,853 $    4,987 $    5,380 $    5,204 $    5,129
YOY Change
Gross profit $ (GAAP)
$        387 $        240 $        290 $        446 $        407 $        427 $        405 $        277
Gross profit % (GAAP)
9.0% 8.7% 8.5% 5.8%
Gross profit % 2-year stack (GAAP)
Adjusted gross profit $ (Non-GAAP)
$        378 $        218 $        276 $        459 $        415 $        456 $        437 $        276
Adjusted gross profit % (Non-GAAP)
9.1% 9.3% 9.2% 5.7%
Adjusted gross profit % 2-year stack
(Non-GAAP)
Gross profit margin (GAAP) 28.4% 28.5% 28.8% 28.1% 28.2%
Year over year basis point impact
(GAAP)
-0.2%
Adjusted gross profit margin
(Non-GAAP)
28.8% 28.8% 29.1% 28.3% 28.5%
Adjusted year over year basis point
impact (Non-GAAP)
-0.3%
Reconciliation of Adjusted Gross Profit & Margin

$ in Millions

1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
Net sales (GAAP)
$  18,157 $  18,651 $  17,752 $  17,073 $  17,316 $  18,647 $  18,313 $  17,941
Gross profit (GAAP) $    5,104 $    5,389 $    5,014 $    4,835 $    5,099 $    5,607 $    5,222 $    5,191
LIFO provision
45 72 60 132 55 72 120 (8)
Adjusted gross profit (Non-GAAP)
$    5,149 $    5,461 $    5,074 $    4,967 $    5,154 $    5,679 $    5,342 $    5,183
YOY Change
Gross profit $ (GAAP) $        159 $          65 $     (140) $     (234) $        (5) $        218 $        208 $       356
Gross profit % (GAAP)
3.2% 1.2% -2.7% -4.6% -0.1% 4.0% 4.1% 7.4%
Gross profit % 2-year stack (GAAP) 12.2% 9.9% 5.8% 1.2% 3.1% 5.2% 1.4% 2.8%
Adjusted gross profit $ (Non-GAAP)
$        162 $          81 $     (130) $     (162) $           5 $       218 $       268 $       216
Adjusted gross profit % (Non-
GAAP)
3.2% 1.5% -2.5% -3.2% 0.1% 4.0% 5.3% 4.3%
Adjusted gross profit % 2-year stack
(Non-GAAP)
12.3% 10.8% 6.7% 2.5% 3.3% 5.5% 2.8% 1.1%
Gross profit margin (GAAP)
28.1% 28.9% 28.2% 28.3% 29.4% 30.1% 28.5% 28.9%
Year over year basis point impact
(GAAP)
-0.4% 0.1% 0.1% 0.1% 1.30% 1.2% 0.3% 0.6%
Adjusted gross profit margin
(Non-GAAP)
28.4% 29.3% 28.6% 29.1% 29.8% 30.5% 29.2% 28.9%
Adjusted year over year basis point
impact (Non-GAAP)
-0.4% 0.2% 0.3% 0.6% 1.40% 1.2% 0.6% -0.2%
Reconciliation of Adjusted Gross Profit & Margin

$ in Millions

1Q14 2Q14 3Q14
Net sales (GAAP)
$  18,329 $  19,605 $  19,401
Gross profit (GAAP) $    5,152 $    5,650 $    5,440
LIFO provision
58 51 41
Organizational Efficiency Costs
5 - -
Adjusted gross profit (Non-GAAP)
$    5,215 $    5,701 $    5,481
YOY Change
Gross profit $ (GAAP) $        53 $        43 $        218
Gross profit % (GAAP)
1.0% 0.8% 4.2%
Gross profit % 2-year stack (GAAP)
0.9% 4.8% 8.3%
Adjusted gross profit $ (Non-GAAP) $        61 $        22 $        139
Adjusted gross profit % (Non-
GAAP)
1.2% 0.4% 2.6%
Adjusted gross profit % 2-year stack
(Non-GAAP)
1.3% 4.4% 7.9%
Gross profit margin (GAAP) 28.1% 28.8% 28.1%
Year over year basis point impact
(GAAP)
-1.3% -1.3% -0.4%
Adjusted gross profit margin
(Non-GAAP)
28.5% 29.1% 28.3%
Adjusted year over year basis point
impact (Non-GAAP)
-1.3% -1.4% -0.9%
Reconciliation of Adjusted Gross Profit & Margin

$ in Millions

4Q08 1Q09 2Q09 3Q09 4Q09
Selling general and administrative
expenses (GAAP)
$    3,324 $    3,482 $    3,627 $    3,613 $    3,644
Acquisition-related amortization
26 35 35 38 40
Alliance Boots transaction costs
- - - - -
Adjusted selling general and
administrative expenses
(Non-GAAP)
$    3,298 $    3,447 $    3,592 $    3,575 $    3,604
YOY Change
Selling general and administrative
expenses $ (GAAP)
$        320
Selling general and administrative
expenses % (GAAP)
9.6%
Selling general and administrative
expenses % 2-year stack (GAAP)
Adjusted selling general and
administrative expenses $
(Non-GAAP)
$        306
Adjusted selling general and
administrative expenses %
(Non-GAAP)
9.3%
Adjusted selling general and
administrative expenses % 2-year
stack (Non-GAAP)
Reconciliation of Adjusted SG&A

$ in Millions

1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Selling general and administrative
expenses (GAAP)
$    3,741 $    3,811 $    3,920 $    4,046 $    4,004 $    4,117 $    4,203 $    4,237
Acquisition-related amortization 39 38 52 53 52 46 54 67
Alliance Boots transaction costs
- - - - - - - -
Adjusted selling general and
administrative expenses
(Non-GAAP)
$    3,702 $    3,773 $    3,868 $    3,993 $    3,952 $    4,071 $    4,149 $    4,170
YOY Change
Selling general and   administrative
expenses $ (GAAP)
$        259 $        184 $        307 $        402 $        263 $        306 $        283 $        191
Selling general and administrative
expenses % (GAAP)
7.4% 5.1% 8.6% 11.0% 7.0% 8.0% 7.2% 4.8%
Selling general and administrative
expenses % 2-year stack (GAAP)
20.6% 14.4% 13.1% 15.8% 15.8%
Adjusted selling general and
administrative expenses $
(Non-GAAP)
$        255 $        181 $        293 $        389 $        250 $        298 $        281 $        177
Adjusted selling general and
administrative expenses %
(Non-GAAP)
7.4% 5.0% 8.2% 10.8% 6.8% 7.9% 7.3% 4.4%
Adjusted selling general and
administrative expenses % 2-year
stack (Non-GAAP)
20.1% 14.2% 12.9% 15.5% 15.2%
Reconciliation of Adjusted SG&A

$ in Millions

1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
Selling general and administrative
expenses (GAAP)
$    4,204 $    4,284 $    4,141 $    4,249 $    4,398 $    4,497 $    4,362 $     4,286
Acquisition-related amortization
60 61 64 70 74 75 67 73
Acquisition-related costs
- - 19 50 37 21 27 11
Hurricane Sandy
- - - - 39 - - -
DEA Settlement Costs
- - - - - - 28 -
Organizational Efficiency costs
- - - - - - - 13
Adjusted selling general and
administrative expenses (Non-GAAP)
$    4,144 $    4,223 $    4,058 $    4,129 $    4,248 $    4,401 $    4,240 $     4,189
YOY Change
Selling general and administrative
expenses $ (GAAP)
$        200 $        167 $        (62) $          12 $       194 $          213 $       221 $          37
Selling general and administrative
expenses % (GAAP)
5.0% 4.0% -1.6% 0.2% 4.6% 5.0% 5.3% 0.9%
Selling general and administrative
expenses % 2-year stack (GAAP)
12.0% 12.0% 5.6% 5.0% 9.6% 9.0% 3.7% 1.1%
Adjusted selling general and
administrative expenses $ (Non-GAAP)
$        192 $        152 $        (91) $        (41) $       104 $       178 $       182 $        60
Adjusted selling general and
administrative expenses %(Non-GAAP)
4.9% 3.7% -2.2% -1.0% 2.5% 4.2% 4.5% 1.5%
Adjusted selling general and
administrative expenses % 2-year stack
(Non-GAAP)
11.7% 11.6% 5.1% 3.4% 7.4% 7.9% 2.3% 0.5%
Reconciliation of Adjusted SG&A

$ in Millions

1Q14 2Q14 3Q14
Selling general and administrative
expenses (GAAP)
$    4,379 $    4,569 $    4,551
Acquisition-related amortization
70 73 71
Acquisition-related costs
25   17   20
Hurricane Sandy
- - -
DEA Settlement Costs
- - -
Store Closures and other optimization
costs
19 2 99
Adjusted selling general and
administrative expenses (Non-GAAP)
$    4,265 $    4,477 $    4,361
YOY Change
Selling general and   administrative
expenses $ (GAAP)
$        (19) $        72 $        189
Selling general and administrative
expenses % (GAAP)
(0.4%) 1.6% 4.3%
Selling general and administrative
expenses % 2-year stack (GAAP)
4.2% 6.6% 9.6%
Adjusted selling general and
administrative expenses $ (Non-GAAP)
$        17 $        76 $        121
Adjusted selling general and
administrative expenses %(Non-GAAP)
0.4% 1.7% 2.9%
Adjusted selling general and
administrative expenses % 2-year stack
(Non-GAAP)
2.9% 5.9% 7.4%
Reconciliation of Adjusted SG&A

$ in Millions

Operating
Income
(GAAP)
Acquisition
Related
Costs
Hurricane
Sandy
Acquisition
Related
Amortization
LIFO
Provision
DEA
Settlement
Costs
Alliance
Boots Fair
Value of
Warrant
Adjustment
Gain on WHI
Sale
Organizational
Efficiency Costs
Adjusted
Operating
Income (Non-
GAAP)
Fiscal 2010
Q1 797 - - 39 34 - - - - 870
Q2 1,086 - - 38 27 - - - - 1,151
Q3 829 - - 52 18 - - - - 899
Q4 746 - - 53 61 - - - - 860
Full Year 3,458 - - 182 140 - - - - 3,780
Fiscal 2011
Q1 941 - - 52 42 - - - - 1,035
Q2 1,207 - - 46 56 - - - - 1,309
Q3 951 - - 54 50 - - - - 1,055
Q4 1,266 - - 67 60 - - (434) - 959
Full Year 4,365 - - 219 208 - - (434) - 4,358
Fiscal 2012
Q1 900 - - 60 45 - - - - 1,005
Q2 1,105 - - 61 72 - - - - 1,238
Q3 873 19 - 64 60 - - - - 1,016
Q4 586 50 - 70 132 - - - - 838
Full Year 3,464 69 - 255 309 - - - - 4,097
Fiscal 2013
Q1 705 37 39 88 55 - - - - 924
Q2 1,215 21 - 110 72 - - (20) - 1,398
Q3 991 27 - 83 120 28 - - - 1,249
Q4 1,029 11 - 92 (8) - (34) - 13 1,103
Full Year 3,940 96 39 373 239 28 (34) (20) 13 4,674

Reconciliation of Adjusted Operating Income
$ in Millions

Operating
Income
(GAAP)
Acquisition
Related
Costs
Hurricane
Sandy
Acquisition
Related
Amortization
LIFO
Provision
DEA
Settlement
Costs
Alliance
Boots Fair
Value of
Warrant
Adjustment
Gain on WHI
Sale
Store Closure and
Other
Optimization
Costs
Adjusted
Operating Income
(Non-GAAP)
Fiscal 2014
Q1 924 25 - 91 58 - (19) - 24 1,103
Q2 1,275 17 - 92 51 - (99) - 2 1,338
Q3 1,026 20 - 92 41 - 27 - 99 1,305

Reconciliation of Adjusted Operating Income
$ in Millions

Net
Earnings
(GAAP)
Acquisition
Related
Costs
Hurricane
Sandy
Acquisition
Related
Amortization
LIFO
Provision
Gain on
WHI
Sale
Fair Market
Value of
warrants
Adjustment
DEA
Settlement
Costs
Medicare
Part D
Organizational
Efficiency
Costs
Alliance
Boots Related
Tax
Adjusted Net
Earnings
(Non-GAAP)
Fiscal 2010
Q1 489 - - 25 20 - - - - - - 534
Q2 669 - - 24 17 - - - - - - 710
Q3 463 - - 33 11 - - - 43 - - 550
Q4 470 - - 34 39 - - - - - - 543
Full Year 2,091 - - 116 87 - - - 43 - - 2,337
Fiscal 2011
Q1 580 - - 33 26 - - - - - - 639
Q2 739 - - 28 35 - - - - - - 802
Q3 603 - - 35 32 - - - - - - 670
Q4 792 - - 42 38 (273) - - - - - 599
Full Year 2,714 - - 138 131 (273) - - - - - 2,710
Fiscal 2012
Q1 554 - - 37 28 - - - - - - 619
Q2 683 - - 39 45 - - - - - - 767
Q3 537 12 - 41 38 - - - - - - 628
Q4 353 70 - 45 85 - - - - - - 553
Full Year 2,127 82 - 161 195 - - - - - - 2,565
Fiscal 2013
Q1 413 23 24 59 34 - - - - - - 553
Q2 756 13 - 71 46 (13) - - - - 42 915
Q3 624 17 - 52 76 - (48) 47 - - 44 812
Q4 657 7 - 59 (5) - (62) - - 8 38 702
Full Year 2,450 60 24 241 151 (13) (110) 47 - 8 124 2,982
Reconciliation of Adjusted Net Earnings
$ in Millions

Net
Earnings
(GAAP)
Acquisition
Related
Costs
Acquisition
Related
Amortization
LIFO
Provision
Gain on
WHI
Sale
Fair Market
Value of
warrants
Adjustment
DEA
Settlement
Costs
Medicare
Part D
Store
Closures and
other
Optimization
Costs
Alliance
Boots Related
Tax
Adjusted Net
Earnings
(Non-GAAP)
Fiscal 2014
Q1 695 16   - 58 37 - (161)   - - 15   28   688
Q2 754 11 - 60 33 - (26) - - 1 47 880
Q3 722 14 - 63 28 - (67) - - 68 55 883
Reconciliation of Adjusted Net Earnings
$ in Millions

Hurricane
Sandy

Diluted
EPS
(GAAP)
Acquisition
Related
Costs
Alliance
Boots Share
Issuance
Effect
Hurricane
Sandy
Acquisition
Related
Amortization
LIFO
Provision
Fair Market
Value of
warrants
Adjustment
Gain
on WHI
Sale
DEA
Settlement
Costs
Medicare
Part D
Efficiency
Costs
Alliance
Boots
Related
Tax
Adjusted
Diluted
EPS (Non-
GAAP)
Fiscal 2010
Q1 0.49 - - - 0.03 0.02 - - - - - - 0.54
Q2 0.68 - - - 0.02 0.02 - - - - - - 0.72
Q3 0.47 - - - 0.03 0.02 - - - 0.04 - - 0.56
Q4 0.49 - - - 0.03 0.04 - - - - - - 0.56
Full Year 2.12 - - - 0.12 0.09 - - - 0.04 - - 2.37
Fiscal 2011
Q1 0.62 - - - 0.03 0.03 - - - - - - 0.68
Q2 0.80 - - - 0.03 0.04 - - - - - - 0.87
Q3 0.65 - - - 0.04 0.03 - - - - - - 0.72
Q4 0.87 - - - 0.05 0.04 - (0.30) - - - - 0.66
Full Year 2.94 - - - 0.15 0.14 - (0.30) - - - - 2.93
Fiscal 2012
Q1 0.63 - - - 0.05 0.03 - - - - - - 0.71
Q2 0.78 - - - 0.05 0.05 - - - - - - 0.88
Q3 0.62 0.01 - - 0.05 0.04 - - - - - - 0.72
Q4 0.39 0.08 0.01 - 0.05 0.10 - - - - - - 0.63
Full Year 2.42 0.09 0.02 - 0.18 0.22 - - - - - - 2.93
Fiscal 2013
Q1 0.43 0.02 - 0.03 0.06 0.04 - - - - - - 0.58
Q2 0.79 0.01 - - 0.08 0.05 - (0.01) - - - 0.04 0.96
Q3 0.65 0.02 - - 0.05 0.08 (0.05) - 0.05 - - 0.05 0.85
Q4 0.69 0.01 - - 0.05 (0.01) (0.06) - - - 0.01 0.04 0.73
Full Year 2.56 0.06 - 0.03 0.25 0.16 (0.12) (0.01) 0.05 - 0.01 0.13 3.12

Reconciliation of Adjusted Diluted EPS
Organiza-
tional

Diluted EPS
(GAAP)
Acquisition
Related Costs
Alliance Boots
Share Issuance
Effect
Hurricane
Sandy
Acquisition
Related
Amortization
LIFO
Provision
Fair Market
Value of
warrants
Adjustment
Gain on
WHI Sale
DEA
Settlement
Costs
Medicare
Part D
Organizational
Efficiency
Costs
Alliance
Boots
Related Tax
Adjusted Diluted
EPS (Non-GAAP)
Fiscal 2014
Q1 0.72 0.02   - - 0.06 0.04 (0.17)   - - - 0.02   0.03   0.72
Q2 0.78 0.01 - - 0.06 0.04 (0.03) - - - - 0.05 0.91
Q3 0.75 0.01 - - 0.06 0.03 (0.07) - - - 0.07 0.06 0.91

Reconciliation of Adjusted Diluted EPS

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Cash Flow from
Operations (GAAP)
$312 $1,428 $1,519 $852 $1,168 $595 $1,056 $925
Capital
Expenditures
(GAAP)
(638) (454) (442) (393) (304) (220) (262) (228)
Free Cash Flow
(Non-GAAP)*
($326) $974 $1,077 $459 $864 $375 $794 $697
Reconciliation of Free Cash Flow
$ in Millions

*Free cash flow is defined as net cash provided by operating activities in a period minus additions to property and equipment (capital expenditures) made in that period. This measure does not represent residual cash flows available for discretionary expenditures as the measure does not deduct the payments required for debt service and other contractual obligations or payments for future business acquisitions. Therefore, we believe it is important to view free cash flow as a measure that provides supplemental information to our entire statements of cash flows.

1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13
Cash Flow
from
Operations
(GAAP)
$1,165 $886 $1,230 $362 $809 $1,007 $1,847 $768 $601 $1,198 $1,379 $1,123
Capital
Expenditures
(GAAP)
(273) (196) (230) (514) (419) (304) (379) (448) (336) (245) (293) (338)
Free Cash
Flow (Non-
GAAP)*
$892 $690 $1,000 ($152) $390 $703 $1,468 $320 $265 $953 $1,086 $785
$ in Millions

Reconciliation of Free Cash Flow
*Free cash flow is defined as net cash provided by operating activities in a period minus additions to property and equipment (capital expenditures) made in that period. This measure does not represent residual cash flows available for discretionary expenditures as the measure does not deduct the payments required for debt service and other contractual obligations or payments for future business acquisitions. Therefore, we believe it is important to view free cash flow as a measure that provides supplemental information to our entire statements of cash flows.

1Q14 2Q14 3Q14
Cash Flow
from
Operations
(GAAP)
$133 1,104 1,272
Capital
Expenditures
(GAAP)
(364) (227) (230)
Free Cash
Flow (Non-
GAAP)*
(231) 877 1,042
$ in Millions

Reconciliation of Free Cash Flow
*Free cash flow is defined as net cash provided by operating activities in a period minus additions to property and equipment (capital expenditures) made in that period. This measure does not represent residual cash flows available for discretionary expenditures as the measure does not deduct the payments required for debt service and other contractual obligations or payments for future business acquisitions. Therefore, we believe it is important to view free cash flow as a measure that provides supplemental information to our entire statements of cash flows.

1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
Total LIFO Inventory $8,231 $7,347 $7,004 $7,036 $7,821 $7,253 $6,881 $6,852 $7,729 $7,213 $6,439
YOY % Change 4.1% (3.4%) (7.3%) (12.5%) (5.0%) (1.3%) (1.8%) (2.6%) (1.2%) (0.6%) (6.4%)
LIFO Reserve 1,633 1,704 1,764 1,897 1,952 2,024 2,144 2,136 2,194 2,246 2,286
Total FIFO Inventory $9,864 $9,051 $8,768 $8,933 $9,773 $9,277 $9,025 $8,988 $9,923 9,459 8,725
YOY % Change 5.7% (0.4%) (3.4%) (7.3%) (0.9%) 2.5% 2.9% 0.6% 1.5% 2.0% (3.3%)
# of Drugstores 7,812 7,841 7,890 7,930 8,058 8,072 8,097 8,116 8,200 8,210 8,217
LIFO Inventory per
Drugstore (000’s)
1,054 937 888 887 971 899 850 844 943 879 784
YOY % Change 1.9% (5.3%) (9.3%) (14.4%) (7.9%) (4.1%) (4.3%) (4.8%) (2.9%) (2.2%) (7.8%)
FIFO Inventory per
Drugstore (000’s)
1,263 1,154 1,111 1,126 1,213 1,149 1,115 1,107 1,210 1,152 1,062
YOY % Change 3.6% (2.3%) (5.6%) (9.3%) (4.0%) (0.4%) 0.4% (1.7%) (0.2%) 0.3% (4.8%)

$ in Millions except as indicated
Reconciliation of FIFO Inventory

Certain Definitions & Assumptions

CERTAIN ASSUMPTIONS:
Unless the context otherwise indicates or requires:
• All figures assume constant currency and current management assumptions regarding future interest rates.
• References to the combined company and pro forma combined financial and other information assume closing of Step 2 in the first calendar quarter of 2015;
• Walgreens transaction with Alliance Boots does not include the benefit of Alliance Boots minority interest in Galenica Ltd., a
Swiss healthcare group, so Walgreens shareholders will not benefit from the financial performance of Galenica Ltd. even though Alliance Boots proportionate interest in their profits is reflected in Alliance Boots financial statements for periods prior to May 10, 2013; and
• All financial goals assume no major mergers and acquisitions or other strategic transactions.
Trading Profit -
Profit from operations before amortization of customer relationships and brands, exceptional items and share of post-tax earnings of associates and joint ventures
Historical Alliance Boots Financial Information –
Alliance Boots’ audited consolidated financial statements, comprised of the Group statements of financial position at March 31, 2014 and 2013, and the related Group income statements, Group statements of comprehensive income, Group statements of changes in equity and Group statements of cash flows for each of the years in the three-year period ended March 31, 2014, were filed as Exhibit 99.1 to the Walgreen Co. Form 8-K filed on
May 15, 2014.  Such financial statements of Alliance Boots were prepared in accordance with International Financial
Reporting Standards as issued by the International Accounting Standards Board (IFRS) and audited in accordance with auditing standards generally accepted in the United States. All descriptions of  the company’s agreements relating to
Alliance Boots and the arrangements and transactions contemplated thereby in this presentation are qualified in their entirety by reference to the full text of the agreements, copies of which have been filed with the SEC. See the Company’s Form 8-K filings on June 19, 2012, August 6, 2012, September 10, 2012 , September 13, 2012, May 15, 2013 May 15, 2014, and
August 6, 2014.
All descriptions in this presentation of the agreements relating to the strategic long-term relationship with AmerisourceBergen announced by the Company and Alliance Boots on March 18, 2013 and the arrangements and transactions contemplated thereby are qualified in their entirety by reference to the description and the full text of the agreements in the Company’s
Form 8-K filing on March 20, 2013 and Schedule 13D filing on April 15, 2014.

Cautionary Note Regarding Forward-Looking Statements

Cautionary Note Regarding Forward-Looking Statements.  Statements in these materials and the accompanying presentation and remarks that are not historical are forward-looking statements for purposes of applicable securities laws.  Words such as “expect,” “likely,”
“outlook,” “forecast,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “target,” “continue,” “sustain,” “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including: the risks that one or more closing conditions to the transactions may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions or that the required approvals by the Company’s shareholders may not be obtained; the risk of a material adverse change that the Company or Alliance Boots or either of their respective businesses may suffer as a result of disruption or uncertainty relating to the transactions; risks associated with changes in economic and business conditions generally or in the markets in which we or Alliance Boots participate; risks associated with new business areas and activities; risks associated with acquisitions, joint ventures, strategic investments and divestitures, including those associated with cross-border transactions; risks associated with governance and control matters; risks associated with the Company’s ability to timely arrange for and consummate financing for the contemplated transactions on acceptable terms; risks relating to the Company and Alliance Boots’ ability to successfully integrate our operations, systems and employees, realize anticipated synergies and achieve anticipated financial results, tax and operating results in the amounts and at the times anticipated; the potential impact of announcement of the transactions or consummation of the transactions on relationships and terms, including with employees, vendors, payers, customers and competitors; the amounts and timing of costs and charges associated with our optimization initiatives; our ability to realize expected savings and benefits in the amounts and at the times anticipated; changes in management’s assumptions; the risks associated with transitions in supply arrangements; risks that legal proceedings may be initiated related to the transactions; the amount of costs, fees, expenses and charges incurred by Walgreens and
Alliance Boots related to the transactions; the ability to retain key personnel; changes in financial markets, interest rates and foreign currency exchange rates; the risks associated with international business operations; the risk of unexpected costs, liabilities or delays;
changes in network participation and reimbursement and other terms; risks associated with the operation and growth of our customer loyalty program; risks associated with outcomes of legal and regulatory matters, and changes in legislation, regulations or interpretations thereof; and other factors described in Item 1A (Risk Factors) of our most recent Form 10-K and Form 10-Q, each of which is incorporated herein by reference, and in other documents that we file or furnish with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by law, Walgreens does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise.

Cautionary Note Regarding Forward-Looking Statements

Important Information for Investors and Shareholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of
1933, as amended. In connection with the proposed transaction between Walgreens and Alliance Boots, Walgreens Boots
Alliance will file with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 that will include a proxy statement of Walgreens that also constitutes a prospectus of Walgreens Boots Alliance.  After the registration statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to shareholders of Walgreens. INVESTORS AND SECURITY HOLDERS OF WALGREENS ARE URGED TO READ THE
DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO)
AND OTHER DOCUMENTS RELATING TO THE TRANSACTION THAT WILL BE FILED WITH THE SEC CAREFULLY
AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT THE PROPOSED
TRANSACTION.
Investors and security holders will be able to obtain free
copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Walgreens or Walgreens Boots Alliance through the website maintained by the SEC at
www.sec.gov.
Copies of the documents filed with the SEC by Walgreens or Walgreens Boots Alliance will be available free of charge on
Walgreens’ internet website at www.walgreens.com under the heading “Investor Relations” and then under the heading
“SEC Filings” or by contacting Walgreen’s Investor Relations Department at (847) 315-2500.
Participants in the Solicitation
Walgreens, Alliance Boots and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Walgreens common stock in respect of the proposed transaction. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of proxies in favor of the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Walgreens’ directors and executive officers in Walgreens’ Annual Report on Form 10-K for the year ended August 31, 2013 and definitive proxy statement filed with the SEC on November 25, 2013. You can obtain free copies of these documents, which are filed with the SEC, from
Walgreens using the contact information above.